UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

Graymark Healthcare, Inc.

(Exact name of registrant as specified in charter)

Oklahoma	001-34171	20-0180812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 N. Robinson Avenue, Suite 400

Oklahoma City, Oklahoma 73102

(Address of Principal Executive Offices) (Zip Code)

(405) 601-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 30, 2013, Graymark Healthcare, Inc.’s (“we,” the “company,” or “Graymark”) wholly-owned subsidiary, Foundation Surgical Hospital Affiliates, LLC (“FSHA”), entered into an Agreement of Sale and Purchase (“Purchase Sale Agreement” or “PSA”) with HCRI Texas Properties, Ltd. (“Seller”) and Health Care REIT, Inc. (“HCN”) pursuant to which FSHA agreed to acquire from Seller the real property occupied and certain personal property used by FSHA’s subsidiary East El Paso Physicians’ Medical Center, LLC (“EEPPMC”) under a master lease agreement (“Master Lease”) between EEPPMC, Seller and HCN.

The real property covered by the Purchase Sale Agreement includes the hospital (“Hospital”) and medical office building (“MOB”) occupied by EEPPMC, an adjoining parcel of vacant land (“Excess Land”), a promissory note in the principal amount of $3,600,000 granted by EEPPMC dated October 8, 2010 (“Note”), and certain personal property, including medical equipment, owned by Seller and attached to or located in and used in the operation of the Hospital and MOB (“Personal Property”). The purchase price under the Purchase Agreement was $39,066,428.

Simultaneous with the execution of the Purchase Sale Agreement, FSHA entered into an Agreement in Connection with Assignment and Assumption of PSA (“Assignment Agreement”) with DOC-FSH El Paso Medical Center, LLC (“DOC”) whereby FSHA assigned and DOC assumed, all of FSHA’s right, title, interest and obligations in, to and under the Purchase Sale Agreement, except for the Excess Land, Note and Personal Property. The consideration under the Assignment Agreement with DOC was $40,000,000 and was composed of the following:

1.	$39,066,428 which was paid directly to Seller;

2.	$400,000 which was retained by DOC as a security deposit for the performance of EEPPMC’s payment obligations under the Master Lease;

3.	$463,678 which was paid to Graymark and FSHA; and

4.	$69,894 which was paid on behalf of FSHA to cover certain legal and closing expenses.

FSHA has a one percent (1%) ownership interest in DOC. Copies of the Purchase Sale Agreement and Assignment Agreement are filed herewith as Exhibit 2.1 and 2.2, respectively, and are incorporated herein by reference. The transactions described above were all consummated on August 30, 2013. The foregoing summary of the Purchase Sale Agreement and Assignment Agreement is qualified in its entirety by reference to the exhibits filed herewith.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement of Sale and Purchase, dated August 30, 2013, among Foundation Surgical Hospital Affiliates, LLC, HCRI Texas Properties, Ltd. and Health Care REIT, Inc.

2.2+	Agreement in Connection with Assignment and Assumption Agreement among Foundation Surgical Hospital Affiliates, LLC and DOC-FSH El Paso Medical Center, LLC

+	The schedules and exhibits to the Agreement of Sale and Purchase and Assignment and Assumption Agreement are not being filed herewith. The Agreement of Sale and Purchase and Assignment and Assumption Agreement contain a list briefly identifying the contents of the schedules and exhibits to such documents. The Registrant undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC.

Date: September 6, 2013	By:	/s/ STANTON NELSON
Stanton Nelson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1+	Agreement of Sale and Purchase, dated August 30, 2013, among Foundation Surgical Hospital Affiliates, LLC, HCRI Texas Properties, Ltd. and Health Care REIT, Inc.

2.2+	Agreement in Connection with Assignment and Assumption Agreement among Foundation Surgical Hospital Affiliates, LLC and DOC-FSH El Paso Medical Center, LLC

+	The schedules and exhibits to the Agreement of Sale and Purchase and Assignment and Assumption Agreement are not being filed herewith. The Agreement of Sale and Purchase and Assignment and Assumption Agreement contain a list briefly identifying the contents of the schedules and exhibits to such documents. The Registrant undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Securities and Exchange Commission upon request.